THE PRUDENTIAL SERIES FUND

PSF Natural Resources Portfolio

Supplement dated November 25, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2024,

as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the PSF Natural Resources Portfolio (the Target Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust), as they relate to the Target Portfolio. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganization

On November 20, 2024, the Board of Trustees of the Trust (the Board) approved the reorganization (the Reorganization) of the Target Portfolio into the PSF PGIM Jennison Blend Portfolio (the Acquiring Portfolio), a series of the Trust. The Reorganization is subject to approval by the shareholders of the Target Portfolio. A proxy statement/prospectus relating to the Reorganization will be mailed to shareholders of the Target Portfolio on or about January 23, 2025, and a special meeting of the Target Portfolio’s shareholders to vote on the proposed Reorganization will be held on or about March 5, 2025.

If approved, pursuant to a plan of reorganization and as described in more detail in the proxy statement/prospectus that will be mailed to shareholders, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges will be imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganization.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, it is expected that the proposed Reorganization will be completed in, or around, the second quarter of 2025, or as soon as reasonably practicable once shareholder approval is obtained.

Contract owners will be allowed one free transfer out of the Target Portfolio (or combined portfolio, following the Reorganization) during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

12PROSUP1